UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

January 17, 2007

MOBILEPRO CORP.
__________
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51010	87-0419571

(State of Incorporation)	(Commission File Number )	(IRS Employer Identification No.)

6701 Democracy Blvd., Suite 202
Bethesda, MD 20817
_____________
(Address of principal executive offices) (Zip Code)

(301) 315-9040
__________
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amended to correct a reference to December 17, 2007 to January 17, 2007.

Item 1.01. Entry into a Material Definitive Agreement.

On January 17, 2007 the Registrant (“Mobilepro”) and Cornell Capital Partners, LP (“Cornell Capital”) entered into an agreement to defer for six months until July 8, 2007 payment of $125,000 in weekly principal and interest payments due under the terms of convertible debentures that Mobilepro issued to Cornell Capital in connection with a financing of up to $7,000,000 under the Securities Purchase Agreement dated August 28, 2006 between Mobilepro and Cornell Capital as reported on Form 8-K filed September 6, 2006. Mobilepro has the right to pay principal and interest under the convertible debentures in shares of Mobilepro’s common stock at $0.174 per share. The foregoing is only a summary of the terms of the amendment to the convertible debentures and is qualified in its entirety by reference to Amendment No. 1 to Convertible Debentures, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits Furnished.

10.1 Amendment No. 1 to Convertible Debentures between Mobilepro and Cornell Capital dated January 17, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By:	/s/ Jay O. Wright
Jay O. Wright
Chief Executive Officer
MOBILEPRO CORP.

Date: January 23, 2007